Registration Rights Agreement

Dated as of [●], 2021

By and Between

NEXTIER OILFIELD SOLUTIONS INC.
and
ALAMO FRAC HOLDINGS, LLC

38997750

TABLE OF CONTENTS
i

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT, dated as of [●], 2021, is entered into by and between NEXTIER OILFIELD SOLUTIONS INC., a Delaware corporation (the “Company”), and ALAMO FRAC HOLDINGS, LLC, a Texas limited liability company (“Alamo”).
RECITALS
WHEREAS, on August 4, 2021, NexTier Completion Solutions Inc. (“NCS”), the Company, Alamo, Alamo Pressure Pumping, LLC (“APP”) and the “Owner Group” identified therein entered into a Purchase Agreement (the “Purchase Agreement”), pursuant to which NCS acquired 100% of the equity interests of APP (the “Transaction”);
WHEREAS, upon the terms and subject to the conditions of the Purchase Agreement, the Company is to issue to Alamo 26,000,000 Common Shares (as defined below);
WHEREAS, the Purchase Agreement provides that the Company and Alamo shall enter into a registration rights agreement as provided therein at the Closing; and
WHEREAS, pursuant to the Purchase Agreement, the parties hereto desire to enter into this Agreement for the Company to grant to Alamo the registration rights set forth in Article II and to provide for the other matters set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Article I.
DEFINITIONS
Section I.1Definitions.
In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:
“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control” (including, the correlative meanings, “controlling”, “controlled by” and “under common control with”) means, with respect to a Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of equity interests, including but not limited to voting securities, by contract or agency or otherwise; provided, that no Holder shall be considered an Affiliate of the Company or its subsidiaries solely as a result of Holder’s beneficial ownership of Registrable Securities.
“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Block Trade” means any bought deal or block sale by the applicable Selling Holder to a financial institution.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.
“Closing” means the closing of the transactions contemplated by the Purchase Agreement.
“Commission” means the Securities and Exchange Commission.
“Common Shares” means the common shares of beneficial interest, par value $0.01 per share, of the Company.
“End of Suspension Notice” is defined in Section 2.4(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“FINRA” means the Financial Industry Regulatory Authority.
“Holder” means any holder of Registrable Securities.
“Indemnified Party” is defined in Section 2.10.
“Indemnifying Party” is in Section 2.10.
“Initial Prospectus Supplement” is defined in Section 2.1(b).
“Lock-Up Shares” is defined in Section 2.14.
“NYSE” is defined in Section 2.6.
“Opt-Out Notice” is defined in Section 2.7.
“Overnight Underwritten Offering” means an underwritten offering that is launched after the close of trading on one trading day and priced before the open of trading on the next succeeding trading day.
“Permitted Transferee” means any Person to whom a Holder sells, assigns, distributes or transfers all or a portion of its Registrable Securities; provided that (a) such Person executes and delivers to the Company a joinder to this Agreement under which it becomes a “Holder” under this Agreement and agrees to be bound by the provisions of this Agreement applicable to Holders and (b) the Company consents to the assignment of the rights and obligations of a “Holder” hereunder to such Person.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Piggy-Back Notice” is defined in Section 2.2.
“Piggy-Back Transaction” is defined in Section 2.2.
“Registrable Securities” means the Common Shares issued to Alamo pursuant to the Purchase Agreement, and any additional securities that may be issued or distributed or be issuable in respect of such Common Shares by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, exchange, recapitalization or reclassification or similar transactions until (a) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement; (b) such shares shall have otherwise been transferred or book entries for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (c) such shares may be sold without registration pursuant to Rule 144 (without volume or other restrictions or limitations); or (d) such shares are otherwise transferred to any Person other than a Permitted Transferee.
“Registration Expenses” is defined in Section 2.6.
“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants or financial advisors or other Persons associated with, or acting on behalf of, such Person.
“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Selling Holder” means a Holder who is selling or may sell Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.
“Shelf Registration Statement” is defined in Section 2.1(a).
“Suspension Event” is defined in Section 2.4(a).
“Suspension Notice” is defined in Section 2.4(b).
“Underwriter” means, with respect to any underwritten offering under this Agreement, an underwriter for such offering.
“Underwritten Shelf Offering” is defined in Section 2.1(c).

Article II.
REGISTRATION RIGHTS
Section II.1Shelf Registration.
(a)Preparation and Filing of Shelf Registration Statement. On or prior to [●], 2021 [30 days post-Closing], the Company shall prepare and file an automatic shelf registration statement on Form S-3 of the Company that provides for the resale of all of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) or add the Registrable Securities to an existing Shelf Registration Statement. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for sale of such Registrable Securities for a period ending when all Registrable Securities covered by such Shelf Registration Statement are no longer Registrable Securities.
(b)Selling Holders. For any Shelf Registration Statement in Section 2.1(a), the Company shall file a prospectus supplement (the “Initial Prospectus Supplement”) naming each Holder as a Selling Holder under such Shelf Registration Statement in such a manner as to permit each Holder to deliver a prospectus to purchasers of Registrable Securities in accordance with applicable law. In the event that another Shelf Registration Statement is filed after the date of this Agreement pursuant to Section 2.1(a), within three (3) Business Days after the time such Shelf Registration Statement becomes or is declared effective, each Holder shall be named as a Selling Holder in the Shelf Registration Statement, or in a prospectus supplement thereto, in such a manner as to permit such Selling Holder to deliver a prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after the filing of the Initial Prospectus Supplement or the effectiveness of a new Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Shelf Registration Statement to name such Holder as a Selling Holder therein and shall use its reasonable best efforts to cause any post-effective amendment to such Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.
(c)Underwritten Shelf Offering. Subject to Section 2.4, the Holders of at least a majority of the Registrable Securities may, by written notice to the Company, elect to sell all or a portion of the Registrable Securities registered pursuant to a Shelf Registration Statement in the form of an underwritten offering under the Shelf Registration Statement (an “Underwritten Shelf Offering”); provided, that the Company shall not be obligated to effect more than two (2) underwritten offerings under this Section 2.1(c). For the avoidance of doubt, the Holders may make an unlimited number of sales under any Shelf Registration Statement that are not underwritten offerings. Any request for an Underwritten Shelf Offering must specify the number of shares of Registrable Securities proposed to be sold and (if known) the intended method of disposition thereof (which may include a Block Trade or an Overnight Underwritten Offering). The Company shall select the Underwriter or Underwriters in connection with any such Underwritten Shelf Offering; provided that such Underwriter or Underwriters must be reasonably satisfactory to the Holders of at least a majority of the Registrable Securities to be sold in such

Underwritten Shelf Offering. All such Holders proposing to distribute their Registrable Securities through an Underwritten Shelf Offering under this Section 2.1(c) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Shelf Offering as provided herein.
(d)Filing of Additional Registration Statements. The Company shall prepare and file such additional registration statements or prospectus supplements thereto as may be reasonably necessary under the rules and regulations promulgated pursuant to the Securities Act and use its reasonable best efforts to cause such registration statements to be declared effective by the Commission so that a registration statement remains continuously effective with respect to resales of Registrable Securities as of and for the period required under the last sentence of Section 2.1(a) and the Holders may sell Registrable Securities as Selling Holders thereunder, such subsequent registration statements to constitute a Shelf Registration Statement hereunder. Each Shelf Registration Statement shall be an automatic shelf registration statement on Form S-3; provided, however, that (i) if the Company ceases to be eligible to use an automatic shelf registration statement on Form S-3, the Shelf Registration Statement shall be a non-automatic shelf registration statement on Form S-3 and (ii) if the Company ceases to be eligible to use Form S-3, the Shelf Registration Statement shall be a registration statement on Form S-1.
Section II.2Piggy-Back Transaction.
If the Company proposes to file (a) a prospectus supplement under the Securities Act pursuant to a registration statement in connection with an underwritten offering (other than an “at-the-market” offering) with respect to any offering of Common Shares solely for its own account, then the Company shall give written notice thereof to the Holders (a “Piggy-Back Notice”) as soon as practicable (but in no event less than five (5) calendar days before the anticipated filing date or commencement date, as applicable) (a “Piggy-Back Transaction”). The Piggy-Back Notice shall state the intended method of disposition of the securities in the Piggy-Back Transaction, and such notice shall offer the Holders the opportunity to sell in such Piggy-Back Transaction such number of shares of Registrable Securities as each such Holder may request. Any Holder may elect to include its Registrable Securities in such Piggy-Back Transaction by delivering written notice of such election (such notice including the number of shares of Registrable Securities the Holder desires to include) within three (3) calendar days of receipt of the Piggy-Back Notice. The Company shall use commercially reasonable efforts, subject to Section 2.3, to cause the managing Underwriter or Underwriters of such Piggy-Back Transaction to permit the Registrable Securities requested to be included therein to be included on the same terms and conditions as apply to the Company and any other securityholders. Such Holders proposing to distribute their Registrable Securities through a Piggy-Back Transaction shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such transaction by the Company. No Holder shall be permitted to withdraw all or part of its Registrable Securities from a Piggy-Back Transaction after electing to include them in such transaction without the prior written consent of the Company. The Company shall not be obligated to include Registrable Securities in more than one (1) Piggy-Back Transaction.
Section II.3Reduction of Offering.

Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.1(c) or Section 2.2 advise the Company and the Holders of the Registrable Securities included in such offering in writing that the number of securities requested to be included in the applicable underwritten offering exceeds the number of securities that can be sold therein without adversely affecting the marketability, proposed offering price, timing, or method of distribution of the offering, then the amount of securities to be offered shall be reduced to a number that, in the opinion of such managing Underwriter or Underwriters can be sold without having such an adverse effect, and such number of securities shall be allocated as follows:
(a)in the event of an Underwritten Shelf Offering, the securities to be included in such Underwritten Shelf Offering shall be allocated (i) first, to any holder of securities that has piggy-back registration rights with respect to such Underwritten Shelf Offering pursuant to any registration rights agreement that existed prior to the date hereof, (ii) second, to the Holders that have requested to participate in such Underwritten Shelf Offering on a pro rata basis based on the relative number of Registrable Securities then held by them and (iii) third, to the Company; and
(b)in the event of a Piggy-Back Transaction, the securities to be included in such Piggy-Back Transaction shall be allocated, (i) first, to any holder of securities that has piggy-back registration rights with respect to such Underwritten Shelf Offering pursuant to any registration rights agreement that existed prior to the date hereof, (ii) second, to the Company, and (iii) third, and only if all the securities referred to in clauses (i) and (ii) have been included, to the Holders that have requested to participate in such Piggy-Back Transaction and any other securities eligible for inclusion in such Piggy-Back Transaction (it being understood there are no such eligible securities as of the date of this Agreement) on a pro rata basis based on the relative number of securities then held by each of them.
Section II.4Black-Out Periods.
(a)Notwithstanding the provisions of Section 2.1, the Company shall be permitted (x) to postpone the filing of any Shelf Registration Statement filed pursuant to Section 2.1, (y) to suspend the effectiveness of any Shelf Registration Statement or (z) to require the Holders not to sell Registrable Securities under any Shelf Registration Statement, in each case, for up to sixty (60) days from the date of the Suspension Event (as defined below) described in the Suspension Notice (as defined below), if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) the board of directors of the Company determines in good faith that (A) the Company intends to undertake an underwritten public offering in connection with a material transaction (provided, however, that to the extent the Company undertakes an underwritten public offering in connection with such transaction, Holders shall be entitled to the rights set forth in Section 2.2); (B) disclosure of a material transaction that would otherwise be required to be disclosed due to such registration would have an adverse effect on the Company or the Company’s ability to consummate such a material transaction, (C) such registration or continued registration would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (D) such registration or continued registration would render the Company unable to comply with the requirements of the Securities Act or Exchange Act; or (ii) solely in the case of foregoing clause (y) or clause (z), the board of directors of the Company determines in good faith after consultation with outside legal counsel for the Company that the Company is required by law, rule or regulation to supplement or amend a Shelf Registration Statement in order to ensure that it (or the prospectus contained therein) does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of any Suspension Event, the Company shall use its reasonable best efforts to resolve the Suspension Event and to file the applicable Shelf Registration Statement, to cause the applicable Shelf Registration Statement to become effective and/or to permit resumed use of the Shelf Registration Statement, as applicable, as soon as reasonably possible. If the Company exercises a suspension under this Section 2.4(a), then during the period of such suspension, the Company shall not engage in any transaction involving the offer, issuance, sale or purchase of Company equity securities (whether for the benefit of the Company or a third Person), except (A) transactions involving the issuance or purchase of Company equity securities as contemplated by employee benefit plans or employee or director arrangements and (B) in connection with a transaction described in clause (i) of this Section 2.4(a).
(b)The Company shall provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event within three (3) calendar days after its occurrence; provided, however, that the Company shall not be permitted to exercise a suspension pursuant to Section 2.4(a) more than twice during any twelve (12)-month period or less than thirty (30) days following the conclusion of any prior Suspension Event. Upon receipt of a Suspension Notice, each Holder agrees that it will (i) immediately discontinue offers and sales of Registrable Securities under the applicable Shelf Registration Statement and (ii) maintain the confidentiality of any information included in the Suspension Notice unless otherwise required by law or subpoena. The Holders may recommence effecting offers and sales of the Registrable Securities pursuant to the applicable Shelf Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly (and no later than three (3) calendar days and, in any event, during the permitted sixty (60) day suspension period) following the conclusion of any Suspension Event and its effect. The filing of any prospectus by the Company relating to an underwritten offering of Common Shares shall be deemed an End of Suspension Notice.
(c)Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement pursuant to Section 2.4(a), the Company shall extend the period of time during which such Shelf Registration Statement shall be maintained effective by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and promptly provide copies of the supplemented or amended prospectus necessary to resume offers and sales, with respect to each Suspension Event; provided, that such period of time shall not be extended beyond the date that the Registrable Securities covered by such Shelf Registration Statement are no longer Registrable Securities.
Section II.5Registration Procedures; Filings; Information.
Subject to Section 2.4, in connection with any Shelf Registration Statement under Section 2.1 or Piggy-Back Transaction under Section 2.2, the Company shall use its reasonable best efforts to effect the registration and the sale of the applicable Registrable Securities in accordance with the intended method of disposition thereof as quickly as possible, and in connection with any such request:
(a)The Company shall as expeditiously as possible, pursuant to the timing requirements set forth herein, prepare and file with the Commission the applicable registration statement on the applicable form required under this Agreement (or, if this Agreement does not require a form, any appropriate form permitting for the sale of the Registrable Securities according to the intended method of disposition) and use its reasonable best efforts to cause such registration statement to become and remain effective in the case of a Shelf Registration Statement, for the period described in the last sentence of Section 2.1(a).
(b)The Company shall, as promptly as practicable, prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to cause or maintain the effectiveness of such registration statement for so long as such registration statement is required to be kept effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the period in which such registration statement is required to be kept effective, and, upon the written request of a Holder, the Company shall as soon as reasonably practicable amend or supplement the prospectus relating to a Shelf Registration Statement to facilitate a “take down” as may be reasonably requested by such Holder.
(c)The Company shall, within a reasonable period of time prior to filing a registration statement or prospectus or any amendment or supplement thereto (exclusive, for clarity, of any documents or other materials incorporated by reference therein), furnish, without charge, to each Holder of Registrable Securities being registered and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish, without charge, to such Holder and underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement and such other documents proposed to be filed including documents that are to be incorporated by reference into the registration statement, amendment or supplement, as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder. To the extent practicable, the Company shall consider in good faith such reasonable changes in any such documents prior to the filing thereof as the counsel to the Holders may request and the Company shall make available a representative, if reasonably requested by the Holders or any underwriter, for discussion of such documents.

(d)The Company shall promptly take all reasonable actions required to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any preliminary or final registration statement.
(e)The Company shall notify each Holder of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose and (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
(f)The Company shall use its reasonable best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder’s intended method of disposition) requests; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject but for this clause (f).
(g)The Company shall notify in writing each Holder of such Registrable Securities (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2.4, if required by applicable law or to the extent requested by the Holders, the Company shall use its reasonable best efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.
(h)The Company shall promptly (i) incorporate in a prospectus supplement or post-effective amendment such information as the Underwriter or the applicable Selling Holders reasonably request be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such prospectus supplement or post-effective amendment and (ii) in the case of such a post-effective amendment, use its reasonable best efforts to cause such post-effective amendment to be declared effective by the Commission as soon as reasonably possible (if such post-effective amendment is not automatically effective upon filing with the Commission); provided, that the Company shall have no obligation to modify any information if the Company reasonably expects that so doing would cause (A) such registration statement, prospectus supplement or post-effective amendment to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) such filings to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
(i)The Company shall enter into underwriting agreements in customary and market form and use commercially reasonable efforts to take such other actions as the applicable Selling Holders or Underwriters, if any, reasonably request and that are required for the disposition of such Registrable Securities.
(j)The Company shall cooperate in good faith, subject to normal and customary confidentiality agreements and obligations, with any attorney, accountant or other professional retained by any Underwriter or Selling Holder in connection with the exercise of registration rights by a Holder pursuant to this Agreement, if applicable.
(k)The Company may require each applicable Selling Holder to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.
(l)Each Selling Holder shall promptly notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.
(m)In the case of an underwritten offering, the Company shall cooperate with the customary marketing efforts of the Underwriters, including providing information and materials and making appropriate senior executive officers of the Company available to participate in meetings, customary “road show” presentations and/or investor conference calls to market the Registrable Securities that may be reasonably requested by the Underwriters in any such underwritten offering and otherwise to reasonably facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.
(n)In the case of an Overnight Underwritten Offering, the Company shall use its reasonable best efforts to effect the registration and the sale of the applicable Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable; provided that the applicable Selling Holders provide the Company with at least two (2) Business Days’ notice of such offering.

(o)The Company shall make available for inspection by any Selling Holder of Registrable Securities, any underwriter participating in any disposition of such Registrable Securities and any attorney, accountant or other professional retained by any such Selling Holder or underwriter (the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, trustees, employees, agents, representatives and independent accountants to supply all information reasonably requested by any Inspector in connection with such registration statement, subject to entry by each such Inspector of a customary confidentiality agreement in a form reasonably acceptable to the Company.
Section II.6Registration Expenses.
In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the Commission or FINRA, (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (d) all of the Company’s internal expenses, (e) fees and expenses incurred in connection with the listing of the Registrable Securities on The New York Stock Exchange (“NYSE”) or other applicable national securities exchange, and (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including in connection with any comfort letters). The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any transfer taxes relating to the registration or sale of the Registrable Securities.
Section II.7Opt-Out Notices.
Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing or withdrawal of any Shelf Registration Statement or Piggy-Back Transaction, or any event that would lead to a Suspension Event as contemplated by Section 2.4; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Section 2.1, Section 2.2, Section 2.3 or Section 2.4, as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice. Each time prior to a Holder’s intended use of an effective Shelf Registration Statement, such Holder will notify the Company in writing at least two (2) Business Days in advance of such intended use. If a Suspension Notice was previously delivered (or would have been delivered but for the provisions of this Section 2.7) and the Suspension Event remains in effect, the Company will so notify such Holder, within one (1) Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Event, and thereafter will provide such Holder with the related End of Suspension Notice immediately upon its availability.
Section II.8Indemnification by the Company.
The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Holder, each stockholder, member, limited partner or general partner thereof, each stockholder, member, limited partner or general partner of each such stockholder, member, limited or general partner, each of their respective Affiliates, officers, directors, stockholders, employees, advisors, and agents and each Person, if any, who controls such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) (each, a “Loss”, and collectively, “Losses”) finally determined by a court of competent jurisdiction to have been caused by, resulted from, arose out of, were based upon or related to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission with respect to information relating to such Selling Holder that was included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf for inclusion therein or that are due to such Selling Holder’s failure to deliver a copy of such registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus after the Company has made available or furnished such Selling Holder with copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any Indemnified Party.
Section II.9Indemnification by Holders of Registrable Securities.
Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective Representatives to the same extent as the foregoing indemnity from the Company to such Selling Holder pursuant to Section 2.8, but only with respect to (a) written information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf for use in any registration statement or prospectus relating to the Registrable Securities of such Selling Holder, or any amendment or supplement thereto, or any preliminary prospectus and (b)

any untrue statement or alleged untrue statement of a material fact or material omission contained in any registration statement or prospectus relating to such Registrable Securities (i) that such Selling Holder knew to be untrue or knew to be an omission or that such Selling Holder reasonably should have known to be untrue or reasonably should have known to be an omission and (ii) which the Company did not know to be untrue or did not know to be an omission. Notwithstanding the foregoing, in no event will the liability of a Selling Holder under this Section 2.9 or Section 2.11 or otherwise hereunder exceed the net proceeds actually received by such Selling Holder from the sale of its Registrable Securities hereunder. This indemnity shall be in addition to any liability each Selling Holder may otherwise have.
Section II.10Conduct of Indemnification Proceedings.
In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.8 or Section 2.9, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of its obligations under Section 2.8 or Section 2.9, as applicable, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.8, the Selling Holders and (ii) in the case of Persons indemnified pursuant to Section 2.9, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.
Section II.11Contribution.

(a)If the indemnification provided for in Section 2.8 or Section 2.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any Losses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(b)The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 2.11(a) shall be deemed to include, subject to the limitations set forth above, any out-of-pocket legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.11, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.11 are several in such proportion that the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders, and not joint.
Section II.12Participation in Underwritten Offerings.
No Person may participate in any underwritten offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting agreement (which shall be reasonably satisfactory to such Person in form and substance) and (b) completes and executes all customary questionnaires and other documents reasonably required under the terms of such customary underwriting agreement.
Section II.13Rule 144.
The Company covenants that it will (a) timely file any reports required to be filed by it under the Securities Act and the Exchange Act to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, (b) cooperate with the Holders to cause the transfer agent to remove any restrictive legend on certificates evidencing Registrable Securities in connection with any proposed sale pursuant to Rule 144 (subject to the expiration of any applicable restrictions with respect to Lock-Up Shares) and (c) cooperate with any Holder and take such further reasonable actions as any Holder may reasonably request (including making such reasonable representations as such Holder may reasonably request), to the extent required from time to time to enable such Holder to sell the Registrable Securities pursuant to Rule 144. This Section 2.13 shall survive the termination of the Agreement so long as any Holder continues to hold Registrable Securities.
Section II.14Lock Up.
Notwithstanding anything in this Agreement or the Purchase Agreement to the contrary, Alamo agrees as follows: (i) until [●], 2021 [90 days post-Closing], Alamo will continue to own all 26,000,000 Common Shares issued to Alamo pursuant to the Purchase Agreement, (ii) until [●], 2022 [180 days post-Closing], Alamo will continue to own at least 20,000,000 of the Common Shares issued to Alamo pursuant to the Purchase Agreement, and (iii) until [●], 2022 [360 days post-Closing], Alamo will continue to own at least 10,000,000 of the Common Shares issued to Alamo pursuant to the Purchase Agreement (the Common Shares that Alamo is required to own pursuant to this sentence during specific time periods are collectively referred to herein as the “Lock-Up Shares”). With respect to Common Shares that constitute Lock-Up Shares, Alamo shall not, without the prior written consent of the Company, directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any such Lock-Up Shares, other than distributions of Common Shares to Permitted Transferees who at the time of such distribution are members of Alamo; provided that, in the case of any such distribution: (a) each Permitted Transferee distributee shall execute and deliver to the Company a lock-up letter in such form as agreed to by Alamo pursuant to this Section 2.14 (which will specify, among other things, the number of Common Shares held by such Permitted Transferee that are subject to the lock-up periods set forth in clauses (i), (ii) and (iii) above); (b) no filing by any party (transferor or transferee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such distribution (other than a filing on a Form 5 made after the expiration of the applicable time period referred to above); (c) each Permitted Transferee will be subject to the lock-up periods set forth in clauses (i), (ii) and (iii) above on a pro rata basis with respect to its Common Shares (or as close thereto as practicable without issuing fractional shares) such that the total number of Common Shares subject to the lock-up periods set forth in clauses (i), (ii) and (iii) above will remain the same; (d) prior to any such distribution Alamo will provide to the Company the legal name of each Permitted Transferee, the number of Common Shares being distributed to such Permitted Transferee and any additional information for each Permitted Transferee that the Company may request pursuant to Section 2.5(k); and (e) the Company shall take all actions contemplated by Section 2.5 to supplement any Shelf Registration Statement with the information contemplated by clause (d) within ten (10) business days following such distribution and to cause such Shelf Registration statement to be declared and remain effective for the period described in the last sentence of Section 2.1(a). Alamo agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Lock-Up Shares except in compliance with the foregoing restrictions. Notwithstanding anything in this Agreement to the contrary (including anything in Section 2.1, Section 2.2 or Section 2.5), the Company shall not be required to effect any Underwritten Shelf Offering or Piggy-Back Transaction with respect to any Common Shares that constitute Lock-Up Shares. If any Lock-Up Shares are certificated, upon the request of Alamo, following the expiration of the restrictions hereunder with respect to such Lock-Up Shares, Alamo shall be entitled to promptly receive from the Company new certificates for a like number of Common Shares not bearing any legend with respect to transfer restrictions pursuant to this Agreement. For clarity, from and after [●], 2022 [360 days post-Closing], Alamo will not be required by this Agreement or the Purchase Agreement to continue to own any of the Common Shares issued to Alamo pursuant to the Purchase Agreement and none of such Common Shares shall constitute Lock-Up Shares.
Section II.15Termination.
This Agreement shall terminate and be of no further force or effect when there shall be no Registrable Securities outstanding; provided, that Sections 2.8, 2.9, 2.10, 2.11 and Article III (other than Section 3.1) shall survive any such termination.
Article III.
MISCELLANEOUS
Section III.1NYSE Listing.
The Company shall (a) use its reasonable best efforts to cause all Registrable Securities to be listed on the NYSE or any other stock exchange on which similar securities issued by the Company are then listed and (b) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including all corporate governance requirements.
Section III.2Amendments and Waivers.
Any provisions of this Agreement may be amended, modified, supplemented or waived only with the written approval of each of the Company and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 3.2 shall be binding upon each Holder and the Company. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of any other party under this Agreement will impair any such right, power or remedy of such party, nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring, nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring, nor will any provision of this Agreement be implied from any course of dealing between the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach of default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and will be effective only to the extent specifically set forth in such writing.
Section III.3Notices.

All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted by electronic mail (c) or (c) the day on which the same has been delivered to the intended recipient if sent prepaid by (i) with respect to a delivery in the United States, a nationally recognized overnight delivery service (with tracking capability) and (ii) with respect to a delivery outside of the United States, an internationally recognized overnight delivery service (with tracking capability), in each case to the respective parties at the address set forth on any signature page hereto or in any joinder hereto, or at such other address as such party may specify by written notice to the other party hereto. Failure to comply with the provisions in this Section 3.3 will not affect the rights or obligations of any party except to the extent that any such failure materially and adversely prejudices another party.
Section III.4Successors and Assigns.
Except as expressly provided in this Agreement, the rights and obligations of the Holders under this Agreement shall not be assignable by any Holder to any Person that is not a Holder. The rights and obligations of the Company under this Agreement shall not be assignable by the Company to any other Person.
Section III.5Entire Agreement.
This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement or understanding among them, whether oral or written, which may have related to the subject matter hereof in any way, including the letter of intent entered into by the parties hereto in connection with the Transaction.
Section III.6Governing Law; Jurisdiction; Service of Process.
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the laws of the State of Texas, including its statutes of limitations, without giving effect to any conflict-of-laws or other rule that would result in the application of the laws of a different jurisdiction. Each of the parties hereto (a) shall submit itself to the exclusive jurisdiction of any federal or state court located in Harris County in the State of Texas, (b) agrees that venue will be proper as to proceedings brought in any such court with respect to such a dispute, (c) will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court and (d) agrees to accept service of process at its address for notices pursuant to this Agreement in any such action or proceeding brought in any such court. With respect to any such action, service of process upon any party hereto in the manner provided in Section 3.3 for the giving of notices shall be deemed, in every respect, effective service of process upon such party. Each of the parties hereto irrevocably waives any immunity to jurisdiction to which it may be entitled or become entitled (including sovereign immunity, immunity to pre-award attachment, post-award attachment or otherwise) in any proceedings against it arising out of or based on this Agreement or the Transaction.
Section III.7Waiver of Jury Trial.
EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTION. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.7.
Section III.8Interpretation; Construction.
The Article and Section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement. References to Articles, Sections of Schedules in this Agreement, unless otherwise indicated, are references to Articles, Sections and Schedules of or to this Agreement. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises with respect to any term or provision of this Agreement, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the terms or provisions of this Agreement. Any reference to any federal, state, county, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. For all purposes of and under this Agreement, (a) the word “including” shall be deemed to be immediately followed by the words “without limitation;” (b) words (including defined terms) in the singular shall be deemed to include the plural and vice versa; (c) words of one gender shall be deemed to include the other gender as the context requires; (d) the terms “hereof,” “herein,” “hereto,” “herewith” and any other words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules to this Agreement) and not to any particular term or provision of this Agreement, unless otherwise specified; (e) the use of the word “or” shall not be exclusive; (f) all monetary figures shall be in United States dollars unless otherwise specified; (g) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if” and (h) any action required by this Agreement to be taken on a day that is not a Business Day, shall be deemed to be required to be taken on the first Business Day thereafter.
Section III.9Counterparts.
This Agreement may be executed by facsimile or pdf signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
Section III.10Severability.
Should any provision of this Agreement or the application thereof to any Person or circumstance be held to be prohibited, invalid, illegal or unenforceable under any applicable law or regulation in any jurisdiction, to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such prohibition, invalidity, illegality or unenforceability and shall be enforced to the greatest extent permitted by law, (b) such prohibition, invalidity, illegality or unenforceability shall not affect the prohibition, invalidity, illegality or unenforceability of such provision as applied (i) to other Persons or circumstances or (ii) in any other jurisdiction, and (c) such prohibition, invalidity, illegality or unenforceability shall not affect or invalidate any other provision of this Agreement.
Section III.11Remedies; Specific Performance.
All remedies, either under this Agreement or by law or otherwise afforded to the parties hereunder, shall be cumulative and not alternative. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in addition to any other remedies, each party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy. Each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy. Each party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.
Section III.12Further Assurances.
Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
Section III.13Termination as to a Holder.

Any Person who ceases to hold any Registrable Securities shall cease to be a Holder and shall have no further rights or obligations under this Agreement (except with respect to any indemnification or contribution rights or obligations under this Agreement) until such time as such Person once again holds Registrable Securities.
Section III.14Dividends, Recapitalizations, Etc.
If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.
Section III.15No Third-Party Beneficiaries.
No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.
Section III.16Current Public Information.
At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will use reasonable best efforts to continue to file all reports required to be filed by it under the Securities Act and the Exchange Act to the extent required to enable such Holders to sell Registrable Securities, unless otherwise agreed by the Holders.
(Remainder of page intentionally left blank; Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
NEXTIER OILFIELD SOLUTIONS INC.

By:
Name:
Title:

Address:
NexTier Oilfield Solutions Inc.
3990 Rogerdale
Houston, TX 77042
Attn: Kevin McDonald
EVP, Chief Administrative Officer & General Counsel
Email: Kevin.McDonald@NexTierOFS.com
With a copy (which shall not constitute notice) to:
King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
Attn: Keith Townsend
Email: KTownsend@KSLAW.com

Signature Page to Registration Rights Agreement

ALAMO FRAC HOLDINGS, LLC

By:
Name:
Title:
Address:
Alamo Frac Holdings, LLC
1101 N. Little School Road
Arlington, TX 76017
Attn:    Jeff Hansen
Email:    jeff@hansenattorneys.com
With a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
609 Main Street
Houston, TX 77002
Attn:    Matthew R. Pacey
Kevin T. Crews, P.C.
Email:    matt.pacey@kirkland.com
kevin.crews@kirkland.com
Signature Page to Registration Rights Agreement